SECURITY AGREEMENT

Protea Biosciences, Inc., 955 Hartman Run Road, Suite 210, Morgantown, West Virginia 26507, herein called "Debtor," and West Virginia Economic Development Authority, herein called "Secured Party," agree as follows:

1.            Debtor hereby grants to Secured Party a first lien security interest in all equipment and machinery of Debtor described in Exhibit A hereto, and all replacements, additions and improvements thereto and proceeds thereof (the "Collateral").

2.            The security interest created by this Security Agreement shall be a sole first lien security interest position.

3.            Debtor covenants, warrants and agrees that:

a.           Debtor shall pay Secured Party the sum of $900,000.00 evidenced by that certain Promissory Note of even date herewith and referred to in that certain Loan Agreement of even date herewith between the parties hereto, together with the interest and other obligations described in said Promissory Note and Loan Agreement. This Security Agreement shall, in addition to securing said sums due to Secured Party, secure all future advances made by Secured Party, to, or for the account of Debtor, including advances for loans, repairs to or maintenance of the Collateral, and all reasonable costs and expenses incurred in the collection of any such indebtedness.

b.           The Collateral covered hereby will be used primarily in Debtor's business located at the address mentioned above, unless Secured Party consents in writing to another use, and said Collateral will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear from its intended primary use.

3263915.1
Security Agreement - 2010

c.           Until this Security Agreement is terminated, the Collateral will be insured against fire, theft, vandalism, malicious mischief, and other hazards in an amount and with policy or policies of insurance acceptable to Secured Party. Such casualty insurance policy or policies shall contain a "New York Standard Mortgage Clause," or its equivalent. Further, until this Security Agreement is terminated, Debtor will maintain liability insurance in amounts and coverages satisfactory to Secured Party and, if Debtor's county is designated as a flood prone area and the FIA map shows that Debtor's property is located within a special flood hazard area, Debtor will purchase Federal Flood Insurance in amounts and coverages satisfactory to Secured Party. All aforesaid policies shall be payable to Secured Party and Debtor, as their interests appear, and with the policy or policies, or copies thereof, deposited with Secured Party, and such policy or policies shall provide for not less than thirty (30) days written notice to Secured Party of the cancellation of such policy or policies.

d.           The Collateral will not be sold, transferred or disposed of or be subjected to any unpaid charges, including taxes, or to any security interest, lien or other subsequent interest of a third person created or suffered by Debtor voluntarily or involuntarily, unless Secured Party consents in advance in writing to such charge, transfer, disposition, security interest, lien or other subsequent interest.

e.           Debtor hereby authorizes the Secured Party to file and, if determined by Secured Party to be necessary or convenient, Debtor will sign and execute alone or with Secured Party any Financing Statements, fixture filings, or other documents and Debtor agrees to procure any documents and pay all costs necessary to protect the security interests under this Security Agreement against the rights or interests of third parties.

f.           Debtor will reimburse Secured Party for any action, including without limitation attorney fees and expenses, to remedy a default which Secured Party elects pursuant to the terms hereof or under said Loan Agreement.

g.           Debtor represents and warrants to the Secured Party that the equipment and machinery described in Exhibit A shall at all times prior to the payment in full of the debt secured hereby remain as personal property and shall never constitute fixtures unless Security Party consents otherwise in advance in writing.

4.            Until default hereunder, Debtor shall be entitled to the possession of the Collateral and to use and enjoy the same.

3263915.1
Security Agreement - 2010

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5.            Debtor shall be in default hereunder upon an Event of Default as set forth in said Loan Agreement or failure to pay any amount payable hereunder or under said Promissory Note within the time provided in said Promissory Note or upon failure to observe or perform any of Debtor's other agreements contained herein.

6.           Upon Debtor's default, Secured Party may exercise its rights of enforcement under the Uniform Commercial Code in force in West Virginia, at the date of this Security Agreement and, in conjunction with, in addition to or in substitution for those rights, at the discretion of Secured Party, may enter upon Debtor's premises to take possession of, assemble, and collect the Collateral or render it unusable, and may require Debtor to assemble the Collateral and make it available at a place designated by Secured Party which is mutually convenient to allow Secured Party to take possession of or dispose of the Collateral. Secured Party may waive any default or remedy any default in any reasonable manner without waiving the default remedy and without waiving any other prior or subsequent defaults. In the event of default by Debtor in its obligations to Secured Party and the repossession of the Collateral by Secured Party, such Secured Party may sell and transfer the entire interest in and full and complete title to the Collateral. Whenever notice is required by law to be sent by the Secured Party to the Debtor of any sale, lease or other disposition of the Collateral, ten (10) days' written notice sent to the Debtor's address set forth above will be reasonable.

7.            Debtor warrants that it has good title to the Collateral described herein; that the same is free and clear from all liens and encumbrances other than the aforesaid security interest in favor of Secured Party; and that Debtor has the right to convey the same to Secured Party as collateral.

8.            All the Collateral described herein is located in Monongalia County, West Virginia, and will remain in said County until said Promissory Note is paid in full.

9.            The only office of the Debtor is at 955 Hartman Run Road, Suite 210, Morgantown, West Virginia 26507.

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Security Agreement - 2010

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Dated this ____ day of October, 2010.

PROTEA BIOSCIENCES, INC.

By:	/s/ Stephen Turner
	Its:	President

WEST VIRGINIA ECONOMIC
DEVELOPMENT AUTHORITY

By:.	/s/ David G. Warner
	Its:	Executive Director

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Security Agreement - 2010

4

EXHIBIT A

LIST OF EOUIPMENT AND MACHINERY AND FIXTURES

Vendor	Equipment	Model #	Serial #

AB Sciex	ABI 5500 QTRAP LC/MS/MS	5500	AU23751008

AB Sciex	HPLC/API4000 Mass Spec (2 Units)	4000	J1030110 & J2480202

Hitachi	Total Amino Acid Analyzer	L-8900	2145-003

3263915.1
Security Agreement - 2010

CERTIFICATE OF EQUITY INJECTION

The undersigned, Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation authorized to transact business in the State of West Virginia, hereby certifies to the West Virginia Economic Development Authority in connection with its loan in the aggregate amount of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) to Protea Biosciences, Inc., that as of the date of this Certificate Protea Biosciences, Inc. has injected at least Ninety-Seven Thousand Two Hundred Forty-Eight and 00/100 Dollars ($97,248.00) of its own funds into the development of the Project, as defined in the Loan Agreement, to be partially funded by such loan, as set forth in the application of Protea Biosciences, Inc. to the West Virginia Economic Development Authority for such loan.

Dated as of the 21st day of October, 2010.

/s/ Stephen Turner
Stephen Turner

STATE OF WEST VIRGINIA,
COUNTY OF Monongalia, to-wit:

Subscribed and sworn before me this 21day of October, 2010 by Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation.

My commission expires September 14, 2015.

/s/ Jesse L. Ayers II
NOTARY PUBLIC

[SEAL]

3264037.1
Certificate of Equity Injection - 2010

CERTIFICATE OF COMPLETION

The undersigned, Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation authorized to transact business in the State of West Virginia, hereby certifies to the West Virginia Economic Development Authority in connection with its loan in the aggregate amount of Nine Hundred Thousand and 00/100 Dollars ($900,000.00) to Protea Biosciences, Inc. to assist it in financing the acquisition and installation of certain equipment, including without limitation the equipment described in Exhibit A attached hereto, to be located and operated in Monongalia County, West Virginia at 955 Hartman Run Road, Suite 210, Morgantown, West Virginia, that the acquisition and installation of said equipment have been completed as of the date of this Certificate, said equipment is fully operational and said equipment has been paid for in full by Protea Biosciences, Inc., all in accordance with the application submitted by Protea Biosciences, Inc. to the West Virginia Economic Development Authority in connection with said loan.

Dated as of the 21st day of October, 2010.

/s/ Stephen Turner
Stephen Turner

STATE OF WEST VIRGINIA,
COUNTY OF Monongalia, to-wit:

Subscribed and sworn before me this 21day of October, 2010 by Stephen Turner, President of Protea Biosciences, Inc., a Delaware corporation.

My commission expires September 14, 2015.

/s/ Jesse L. Ayers II
NOTARY PUBLIC

[SEAL]

3264049.1
Certificate of Completion - 2010